NUMBER

BPC

BEACON
POWER -TM-

BEACON POWER CORPORATION
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA OR NEW YORK, NY
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

COMMON STOCK
$.01 PAR VALUE

CUSIP 073677 10 6

THIS CERTIFIES THAT


IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF

BEACON POWER CORPORATION TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE LAWS OF THE STATE OF DELAWARE AND TO THE CERTIFICATE OF INCORPORATION AND THE BY-LAWS OF THE CORPORATION AS FROM TIME TO TIME AMENDED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

IN WITNESS WHEREOF, BEACON POWER CORPORATION HAS CAUSED ITS FACSIMILE CORPORATE SEAL AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS TO BE HEREUNTO AFFIXED.

DATED:

/S/ MAUREEN A LISTER

Secretary

Beacon Power Corporation
CORPORATE
SEAL
1997
DELAWARE


/S/ WILLIAM E. STANTON

PRESIDENT

SEE REVERSE FOR CERTAIN DEFINITIONS

COUNTERSIGNED AND REGISTERED:

EQUISERVE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR

BY

/S/ CHARLES RONIN

AUTHORIZED SIGNATURE

NOTE: LOGO IS CMYK, NOT CONVERTIBLE TO PMS

AMERICAN BANK NOTE COMPANY
55TH & SANSOM STREET
PHILADELPHIA, PA 19139
(215) 764-8600

SALES: D.BURNS 617-786-7600

HOME 46/LIVE JOBS/BEACON/H67855

PRODUCTION COORDINATOR: LISA MARTIN: 215-764-8625
PROOF OF SEPTEMBER 21, 2000
BEACON POWER CORPORATION
H 67855 Fc

OPERATOR: LR/MT/ge

REV.1

BPC

BEACON
POWER -TM-

BEACON POWER CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA OR NEW YORK, NY

COMMON STOCK
$.01 PAR VALUE

CUSIP 073677 10 6

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF

BEACON POWER CORPORATION TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE LAWS OF THE STATE OF DELAWARE AND TO THE CERTIFICATE OF INCORPORATION AND THE BY-LAWS OF THE CORPORATION AS FROM TIME TO TIME AMENDED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

IN WITNESS WHEREOF, BEACON POWER CORPORATION HAS CAUSED ITS FACSIMILE CORPORATE SEAL AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS TO BE HEREUNTO AFFIXED.

DATED:

/S/ MAUREEN A LISTER

SECRETARY

Beacon Power Corporation
CORPORATE
SEAL
1997
DELAWARE

/S/ WILLIAM E. STANTON

PRESIDENT

SEE REVERSE FOR CERTAIN DEFINITIONS

COUNTERSIGNED AND REGISTERED:

EQUISERVE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR

BY

/S/ CHARLES RONIN

AUTHORIZED SIGNATURE

NOTE: LOGO IS CMYK, NOT CONVERTIBLE TO PMS

AMERICAN BANK NOTE COMPANY
55TH & SANSOM STREET
PHILADELPHIA, PA 19139
(215) 764-8600

SALES: D.BURNS: 617-786-7600

HOME 46/LIVE JOBS/BEACON/H67855

PRODUCTION COORDINATOR: LISA MARTIN: 215-764-8625
PROOF OF SEPTEMBER 21,2000
BEACON POWER CORPORATION
H 67855 Fc

OPERATOR: LR/MT/ge

REV.1

BEACON POWER CORPORATION

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE RIGHTS OF THE SHARES OF EACH OUTSTANDING CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- ______ Custodian _______
                   (Cust)           (Minor)
under Uniform Gifts to Minors
Act  ________
     (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED _______ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(box)________________________________
_____________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE ______________
_____________________________________________________________________

______SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT____________________________ ___________ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED, _____________________

____________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

_________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY
55TH & SANSOM STREET
PHILADELPHIA, PA 19139
(215) 764-8600

SALES: D.BURNS: 617-786-7600

HOME 46/LIVE JOBS/BEACON/H67855

PRODUCTION COORDINATOR: LISA MARTIN: 215-764-8625
PROOF OF SEPTEMBER 19, 2000
BEACON POWER CORPORATION
H 67855 Bk

OPERATOR: MT

NEW